BASIC AND DILUTED NET LOSS PER SHARE	6 Months Ended
Jun. 30, 2024
Earnings Per Share [Abstract]
BASIC AND DILUTED NET LOSS PER SHARE
NOTE 10:-	BASIC AND DILUTED NET LOSS PER SHARE

	Six Months Ended June 30,
	2023	2024
	(Unaudited)
Numerator:

Net loss available to shareholders of ordinary shares	$(60,806)	$(7,453)

Denominator:
Shares used in computing basic and diluted net loss per ordinary shares	41,384,895	42,689,375

The total weighted average number of shares related to outstanding options, RSUs and PSUs that have been excluded from the computation of diluted net loss per ordinary share due to their antidilutive effect was 2,818,249 and 2,944,384 for the six months ended June 30, 2023 and 2024, respectively.

Additionally, approximately 3.6 million shares underlying the Convertible Notes are not considered in the calculation of diluted net loss per share as the effect would be anti-dilutive.